DRAFT 8 November 8, 2004

Exhibit 32.1

CERTIFICATION

     I, David R. Dowsett, Acting Chief Executive Officer of The Med-Design Corporation, a Delaware corporation (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,18 U.S.C. Section 1350, that, to my knowledge:

     (1)      The quarterly report on Form 10-Q for the period ended September 30, 2004 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

     (2)      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

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DAVID R. DOWSETT
David R. Dowsett
Acting Chief Executive Officer

Date: November 9, 2004